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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) May 29, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of May 1, 2003, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2003-RM2)


                   Residential Asset Mortgage Products. Inc.
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             (Exact name of registrant as specified in its charter)

DELAWARE                            333-104662               41-1955181
--------                            ----------               ----------
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
Incorporation)                     File Number)          Identification No.)

8400 Normandale Lake Blvd.                                       55437
                                                                 -----
Suite 250                                                     (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 5.  Other Events.

        On May 29, 2003, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates Series 2003-RM2, pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as Trustee.

Item 7.      Financial Statements Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               10.1 Pooling and Servicing Agreement, dated as of May 1, 2003 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as trustee.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.


                                            By: /s/ Michael Mead
                                            Name:  Michael Mead
                                            Title: Vice President

Dated: June 13, 2003


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                                    EXHIBITS


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